                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

                                AMENDMENT NO. 1

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               SEPTEMBER 26, 1996


                            DNAP HOLDING CORPORATION
             (Exact name of Registrant as specified in is charter)



     Delaware           0-12177       75-2632242
     (State or other    (Commission   (IRS Employer
     jurisdiction of    File Number)  Identification No.)
     incorporation)



               6701 San Pablo Avenue, Oakland, California  94608
         (Address of principal executive offices)            (Zip Code)



              Registrant's telephone number, including area code:

                                 (510) 547-2395

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (b)  Pro Forma Financial Information

              Unaudited pro forma condensed combined financial information of DNAP Holding Corporation and its subsidiaries filed as a part of this report:

                  Unaudited pro forma condensed combined balance sheet as of June 30, 1996

                  Unaudited pro forma condensed combined income statement for the year ended December 31, 1995

                  Unaudited pro forma condensed combined income statement for the six months ended June 30, 1996

                  Notes to unaudited pro forma condensed combined financial statements

                         UNAUDITED PRO FORMA CONDENSED
          COMBINED FINANCIAL INFORMATION OF DNAP HOLDING CORPORATION

     On September 26, 1996, Bionova Acquisition, Inc. ("Sub"), a Delaware corporation and a wholly-owned subsidiary of DNAP Holding Corporation (referred to herein as "DNAP Holding Corporation" or as the "Registrant"), merged with and into DNA Plant Technology Corporation ("DNAP"), a Delaware corporation (the "Merger"). Upon consummation of the Merger, (i) DNAP became a wholly-owned subsidiary of the Registrant, (ii) each outstanding share of DNAP's common stock, par value $0.01 per share ("DNAP Common Stock"), was converted into 0.10 shares of common stock, par value $0.01 per share, of the Registrant ("DHC Common Stock"), (iii) each outstanding share of DNAP's $2.25 Convertible Exchangeable Preferred Stock, par value $0.01 per share ("DNAP Preferred Stock"), was converted into 0.68375 shares of DHC Common Stock, and (iv) each outstanding warrant or option to purchase DNAP Common Stock was assumed by the Registrant and became a corresponding option or warrant to purchase shares of DHC Common Stock (adjusted in accordance with the exchange ratio set forth above). Under the Agreement and Plan of Merger relating to the Merger, cash payments will be made to the former holders of DNAP Common Stock and DNAP Preferred Stock in lieu of issuing fractional shares of DHC Common Stock.

     Set forth below are certain unaudited pro forma condensed combined financial statements of the Registrant presenting the pro forma effects of the Merger, assuming that such transaction occurred on the date of the balance sheet and at the beginning of the year for which results of operations are presented. The Merger will be accounted for as an acquisition of DNAP by the Registrant using the purchase method of accounting. The pro forma information is derived from and should be read in conjunction with (i) the financial statements of DNAP contained in the Registrant's Form 8-K dated September 26, 1996, which was filed on October 11, 1996, and (ii) the financial statements of the Registrant contained in the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996, which was filed on November 1, 1996 and (iii) the financial statements of the Registrant and the financial statements of DNAP contained in the Registrant's Registration Statement on Form S-4 (No. 333-09975).

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have been achieved if the transactions included in the pro forma adjustments had been consummated in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results or financial position. The pro forma financial statements are based on preliminary estimates of value and transaction costs. The actual recording of the Merger and related transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the Merger and related transactions can be expected to differ from these pro forma financial statements.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              As of June 30, 1996
             (in thousands of US dollars and thousands of shares)

                                     Historical
                                 -------------------
                                 DNA Plant   Bionova   Pro Forma        Pro Forma
                                 Technology   U.S.*   Adjustments       Combined
                                 ----------  -------  -----------       ---------
            ASSETS
Current assets:
Cash and cash equivalents....    $   1,328   $ 1,430   $  13,280 (b)    $ 16,038
Accounts and notes
 receivable, net.............        1,716    34,118        (280)(c)      35,554
Inventories..................          246     9,983                      10,229
Assets held for sale.........           97                                    97
Prepaids and other...........          444        71                         515
                                 ---------   -------   ---------        --------
    Total current assets.......      3,831    45,602      13,000          62,433
Note receivable................                5,000      (5,000)(b)
Property, plant and equipment,
 net...........................      2,225    27,958                      30,183
Patents and trademarks and
 other assets, net.............        486                14,314(a)       14,800
Investment in other companies..      1,946                                 1,946
Goodwill.......................      1,425     9,050       5,870(a)       16,345
Deferred income taxes..........                1,248                       1,248
Other assets...................                  640                         640
                                 ---------   -------   ---------        --------
    Total assets...............  $   9,913   $89,498   $  28,184        $127,595
                                 =========   =======   =========        ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Bank loans and other notes
 payable.....................    $           $32,852   $  (5,000)(b)    $ 27,852
Accounts payable and accrued
 liabilities.................        2,797     6,308       1,434 (a)(c)   10,539
Payables to growers..........                 15,964                      15,964
Dividend payable.............        2,329                (2,329)(a)
Current portion of long-term
 debt........................          214       598                         812
                                 ---------   -------   ---------        --------
    Total current liabilities..      5,340    55,722      (5,895)         55,167
Deferred revenue and
 compensation..................        594                                   594
Long-term debt and payables....      5,598     3,083                       8,681
                                 ---------   -------   ---------        --------
    Total liabilities..........     11,532    58,805      (5,895)         64,442
                                 ---------   -------   ---------        --------
Minority interest..............               10,079                      10,079
                                 ---------   -------   ---------        --------
Stockholders' equity:
Preferred stock..............           14                   (14)(a)         --
Common stock.................          457         4        (277)(a)         184
Additional paid-in capital...      158,945    32,867    (113,765)(a)(b)   78,047
Deficit......................     (161,035)  (12,071)    148,135 (a)     (24,971)
Cumulative translation
 adjustment..................                   (186)                       (186)
                                 ---------   -------   ---------        --------
    Total stockholders'
     equity....................     (1,619)   20,614      34,079          53,074
                                 ---------   -------   ---------        --------
    Total liabilities and
     stockholders' equity......  $   9,913   $89,498   $  28,184        $127,595
                                 =========   =======   =========        ========
  Common shares outstanding....     45,676**     349                      18,371***

--------
  * Name changed to DNAP Holding Corporation upon consummation of merger.
 ** Upon consummation of the Merger each outstanding share of DNAP Common Stock will be converted into 0.10 shares of DHC Common Stock.
*** Includes common shares to be distributed upon consummation of the Merger.
    See note (d).

 See notes accompanying these unaudited pro forma condensed combined financial statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                       For Year Ended December 31, 1995
(in thousands of US dollars and thousands of shares, except per share amounts)

                                    Historical
                              ------------------------
                              DNA Plant    Bionova      Pro Forma    Pro Forma
                              Technology Subsidiaries* Adjustments   Combined
                              ---------- ------------  -----------   ---------
Revenues:
Produce sales..............    $ 10,074    $191,711     $           $201,785
Other......................       4,275       5,875      2,500 (1)    12,650
                               --------    --------     ------      --------
    Total revenues...........    14,349     197,586      2,500       214,435
                               --------    --------     ------      --------
Operating expenses:
Cost of produce sales......      15,284     162,290                  177,574
Research and product devel-
 opment....................       5,880                  1,250 (1)     7,130
Selling, general and admin-
 istrative.................       5,753      29,183       (800)(2)    34,136
Other......................       1,717         538      1,598 (3)     3,853
                               --------    --------     ------      --------
Total operating ex-
 penses..................        28,634     192,011      2,048       222,693
                               --------    --------     ------      --------
Income (loss) from opera-
 tions.......................   (14,285)      5,575        452        (8,258)
                               --------    --------     ------      --------
Interest, net................                (4,940)                  (4,940)
Foreign exchange loss........                (4,748)                  (4,748)
Gains on sales of assets.....       239                                  239
                               --------    --------     ------      --------
                                    239      (9,688)                  (9,449)
                               --------    --------     ------      --------
Income (loss) before income
 tax.........................   (14,046)     (4,113)       452       (17,707)
Income taxes.................                (2,320)          (4)     (2,320)
                               --------    --------     ------      --------
Loss before minority inter-
 est.........................   (14,046)     (6,433)       452       (20,027)
Minority interests...........                 3,049                    3,049
                               --------    --------     ------      --------
Net income (loss)............   (14,046)     (3,384)       452       (16,978)
Preferred stock dividends....    (2,343)                 2,343 (5)
                               --------    --------     ------      --------
Net income (loss) applicable
 to common stockholders......  $(16,389)   $ (3,384)    $2,795      $(16,978)
                               ========    ========     ======      ========
Average common shares out-
 standing....................    34,823**                             18,371 ***
Net income (loss) per common
 share.......................  $   (.47)       ****                 $   (.92)

--------
   * "Bionova Subsidiaries" refers to the companies that became subsidiaries of DNAP Holding Corporation prior to the Merger.
  ** Upon consummation of the Merger, each outstanding share of DNAP Common
     Stock will be converted into 0.10 shares of DHC Common Stock.
 *** Includes common shares to be distributed upon consummation of the Merger.
     See note (d).
**** Comparative per share data for the Bionova Subsidiaries is not presented because the information is not meaningful.

 See notes accompanying these unaudited pro forma condensed combined financial statements.

            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      For Six Months Ended June 30, 1996
             (in thousands of US dollars and thousands of shares,
                           except per share amounts)

                                        Historical
                              --------------------------------
                              DNA Plant  Bionova    Pro Forma    Pro Forma
                              Technology   U.S.*   Adjustments   Combined
                              ---------- --------  -----------   ---------
Revenues:
Produce sales.............     $ 6,715   $103,538                $110,253
Other.....................       1,536        763    $1,250 (1)     3,549
                               -------   --------    ------      --------
Total revenues..........         8,251    104,301     1,250       113,802
                               -------   --------    ------      --------
Operating expenses:
Cost of produce sales.....       6,994     84,270                  91,264
Research and product
 development..............       2,504        --        625 (1)     3,129
Selling, general and
 administrative...........       3,821     15,388      (563)(2)    18,646
Other.....................                    269       799 (3)     1,068
                               -------   --------    ------      --------
Total operating
 expenses...............        13,319     99,927       861       114,107
                               -------   --------    ------      --------
Income (loss) from
 operations.................    (5,068)     4,374       389          (305)
                               -------   --------    ------      --------
Interest, net...............      (218)    (1,996)                 (2,214)
Foreign exchange gain.......                  590                     590
Gains on sales of assets....        49                                 49
                               -------   --------    ------      --------
                                  (169)    (1,406)                 (1,575)
                               -------   --------    ------      --------
Income (loss) before income
 tax........................    (5,237)     2,968       389        (1,880)
Income taxes................               (1,309)          (4)    (1,309)
                               -------   --------    ------      --------
Income (loss) before
 minority interest..........    (5,237)     1,659       389        (3,189)
Minority interests..........               (1,297)                 (1,297)
                               -------   --------    ------      --------
Net income (loss)...........    (5,237)       362       389        (4,486)
Preferred stock dividends...    (1,552)               1,552 (5)
                               -------   --------    ------      --------
Net income (loss) applicable
 to common stockholders.....   $(6,789)  $    362    $1,941      $ (4,486)
                               =======   ========    ======      ========
Average common shares
 outstanding................    43,264                             18,371**
Net income (loss) per common
 share......................   $  (.16)      ***                 $   (.24)

--------
  * Name changed to DNAP Holding Corporation upon consummation of merger.
 ** Includes common shares to be distributed upon consummation of the Merger.
    See note (d).
*** Comparative per share data for DNAP Holding Corporation is not presented because the information is not meaningful.

 See notes accompanying these unaudited pro forma condensed combined financial statements.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS For Year Ended December 31, 1995 and the Six Months Ended June 30, 1996
            (in thousands of US dollars, except per share amounts)

BALANCE SHEET ADJUSTMENTS

  (a) Merger transaction:

    Adjustment to reflect the elimination of DNAP stockholders' equity, to reflect the issuance in the Merger of DHC Common Stock having a value
  (as determined below) of $28,566, and to record the purchase price of the Merger.

    The value of the shares of DHC Common Stock to be issued in the Merger was determined based on the number of shares of DNAP Common Stock and DNAP Preferred Stock outstanding at June 30, 1996 times their respective closing prices on July 29, 1996.

                                            Outstanding   Closing
                                              shares    share price  Value at
                                             June 30,    July 29,    July 29,
                                               1996        1996        1996
                                            ----------- ----------- -----------
                                            (thousands)             (thousands)
   DNAP Common stock......................    45,676      $ .531      $24,254
   DNAP Preferred Stock...................     1,380       3.125        4,312
                                                                      -------
                                                                       28,566
   Plus: Costs incurred by Empresas
    La Moderna, S.A. de C.V. ("ELM")
    associated with the merger(*).........                              4,000
                                                                      -------
   Total purchase price...................                            $32,566
                                                                      =======

  --------
  * Costs incurred by ELM are reflected as additional paid-in capital

    The purchase price has been allocated to the following items based on a valuation of the intangibles by an independent appraiser.

                                                                  As of June 30,
                                                                       1996
                                                                  --------------
   Patents and trademarks.......................................     $14,800
   Research and development.....................................      12,900**
   Goodwill.....................................................       7,295
   Net liabilities of DNAP at historical value ($1,619) net of goodwill ($1,425) and preferred stock dividend payable
    ($2,329)....................................................        (715)
   DNAP estimated Merger costs ($3,077 less $1,363 paid prior to
    June 30, 1996)..............................................      (1,714)
                                                                     -------
                                                                     $32,566
                                                                     =======

  --------
  ** Research and development costs of $12,900 were charged off to deficit at June 30, 1996.

  (b) Capital contributions:

    Adjustment to reflect ELM's contribution of capital of $22,000 from conversion of the $5,000 loan to capital, of an additional $13,000 capital contribution before or at closing, and of $4,000 for ELM payment of Bionova Subsidiaries merger and other transaction costs. The conversion of the $5,000 loan was given retroactive effect in the accounts of DNAP Holding Corporation at June 30, 1996.

  (c) Intercompany elimination:

    Elimination of intercompany receivable and payable on loan.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
       For Year Ended December 31, 1995 and Six Months Ended June 30, 1996
(in thousands of US dollars and thousands of shares, except per share amounts)

  (d) Pro forma common shares outstanding

                                                       Common Preferred
                                                       Stock    Stock   Total
                                                       ------ --------- ------
   Number of DNAP shares outstanding at June 30,
    1996.............................................. 45,676   1,380
   Exchange ratios.................................... .10000  .68375
                                                       ------  ------
   Common Shares to be issued to DNAP stockholders....  4,568     944    5,512
                                                       ------  ------
   Common Shares to be issued to Bionova
    International, Inc................................                  12,859
                                                                        ------
   Pro forma common shares outstanding................                  18,371
                                                                        ======

  On July 1, 1996, Bionova, S.A. de C.V. contributed cash and its shares of the Bionova Subsidiaries to DNAP Holding Corporation for 271 shares of DHC Common Stock. On August 1 and 2, 1996 Bionova, S.A. de C.V. contributed to DNAP Holding Corporation cash and the note from DNAP Holding Corporation for 53 shares of DHC Common Stock. On August 5, 1996 Bionova, S.A. de C.V. contributed its 349 shares of DHC Common Stock to Bionova International, Inc. Upon consummation of the Merger, DNAP Holding Corporation will issue an additional 12,510 shares of DHC Common Stock to Bionova International, Inc.

INCOME STATEMENT ADJUSTMENTS

  (1) Long Term Funded Research Agreement:

    Adjustment to reflect $2,500 of revenue and $1,250 of expenses associated with the Long Term Funded Research Agreement under which a minimum revenue of $625 is due each quarter. Estimated expenses are based on management's estimates of the incremental headcount and associated expenses which would be incurred in conducting the research under the terms of this agreement.

  (2) Non-recurring Merger costs:

    Adjustment to eliminate $800 of DNAP non-recurring expenses associated with the Merger incurred during 1995 and $563 during the six months ended June 30, 1996.

  (3) Amortization of goodwill and patents and trademarks:

    Adjustment to reflect the amortization of DNAP's patents and trademarks over the estimated average remaining life of the patents of 12 years ($1,233) and goodwill of 20 years ($365).

  (4) Tax effect of pro forma adjustment:

    Due to pro forma losses during the year ended December 31, 1995 and the three months ended June 30, 1996, no tax effect of pro forma adjustments is required.

  (5) Preferred stock dividends:

    Adjustment to eliminate dividends on the DNAP Preferred Stock which will not be paid after the Merger.

  (6) Non-recurring items:

    Pro forma income data does not include the write-off of research and development costs of $12,900 (see (a) above) which will be written off immediately following the consummation of the Merger and does not include additional Merger transaction costs of $1,714 to be incurred by DNAP. Also, the pro forma income data does not include the severance expense of $312 recognized in DNAP's premerger financial statements at the date of the Chief Operating Officer's resignation.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 1996               DNAP HOLDING CORPORATION


                                      By: /S/ Arthur H. Finnel
                                          -------------------------------------
                                          Arthur H. Finnel
                                          Treasurer and Chief Financial Officer